Exhibit 3.1

BCS/CD-700 (Rev. 10/03)

MICHIGAN DEPARTMENT OF LABOR & ECONOMIC GROWTH
BUREAU OF COMMERCIAL SERVICES

Date Received MAR 17 2005	(FOR BUREAU USE ONLY)
	This document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the document.

FILED
MAR 18 2005
Administrator
BUREAU OF COMMERCIAL SERVICES

EFFECTIVE DATE:

517-663-2525 Ref # 50784
Attn: Cheryl J. Bixby
MICHIGAN RUNNER SERVICE
P.O. Box 266
Eaton Rapids, MI 48827

Document will be returned to the name and address you enter above.
If left blank document will be mailed to the registered office.

ARTICLES OF ORGANIZATION
For use by Domestic Limited Liability Companies

B 16-54L

(Please read information and instructions on last page)

Pursuant to the provisions of Act 23, Public Acts of 1993, the undersigned execute the following Articles:

ARTICLE I

The name of the limited liability company is: DaimlerChrysler Financial Services Americas LLC

ARTICLE II

The purpose or purposes for which the limited liability company is formed is to engage in any activity within the purposes for which a limited liability company may be formed under the Limited Liability Company Act of Michigan.

ARTICLE III

The duration of the limited liability company if other than perpetual is: ____________

ARTICLE IV

1. The street address of the location of the registered office is:

30600 Telegraph Road (Street Address) Bingham Farms (City), Michigan 48025 (ZIP Code)

2. The mailing address of the registered office if different than above:

____________ (Street Address or P.O. Box) ____________ (City), Michigan ____________ (ZIP Code)

3. The name of the resident agent at the registered office is: The Corporation Company

ARTICLE V (Insert any desired additional provision authorized by the Act; attach additional pages if needed.)

The business of the limited liability company is to be managed by one or more managers instead of by its members.

Signed this 16th day of March, 2005

By Steven C. Poling
(Signature(s) of Organizer(s))

Steven C. Poling
(Type or Print Name(s) of Organizer(s))

MI043 - 02/23/2004 C T System Online

102 55 CC1199253 B8

GOLD SEAL APPEARS ONLY ON ORIGINAL

BCS/CD-541 (Rev. 12/03)

MICHIGAN DEPARTMENT OF LABOR & ECONOMIC GROWTH
BUREAU OF COMMERCIAL SERVICES

Date Received	(FOR BUREAU USE ONLY)
MAY 04 2005	This document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the document.

Name	The Corporation Company 6357731 SO
Address	30600 Telegraph Rd Ste. 2345
City / State / Zip Code	Bingham Farms, MI 48025

FILED
MAY 04 2005
Administrator
BUREAU OF COMMERCIAL SERVICES

EXPIRATION DATE: DECEMBER 31, 2010

Document will be returned to the name and address you enter above. If left blank document will be mailed to the registered office.

CERTIFICATE OF ASSUMED NAME
For use by Corporations, Limited Partnerships and Limited Liability Companies
(Please read information and instructions on reverse side)

Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), Act 162, Public Acts of 1982 (nonprofit corporations), Act 213, Public Acts of 1982 (limited partnerships), or Act 23, Public Acts of 1993 (limited liability companies), the corporation, limited partnership, or limited liability company in item one executes the following Certificate:

1. The name of the corporation, limited partnership, or limited liability company is:

   DaimlerChrysler Financial Services Americas LLC

2. The identification number assigned by the Bureau is: B1654L

3. The assumed name under which business is to be transacted is:

   Mercedes-Benz Financial

4. This document is hereby signed as required by the Act.

COMPLETE ITEM 5 ON LAST PAGE IF THIS NAME IS ASSUMED BY MORE THAN ONE ENTITY.

Signed this 28th day of April, 2005

By [signature]
(Signature)

Paul E. Knauss — Manager
(Type or Print Name) (Type or Print Title or Capacity)

(Limited Partnerships Only - Indicate Name of General Partner if the General Partner is a corporation or other entity)

TOTAL P.02

31.25 CC1795410

GOLD SEAL APPEARS ONLY ON ORIGINAL

BCS/CD-541 (Rev. 12/03)

MICHIGAN DEPARTMENT OF LABOR & ECONOMIC GROWTH
BUREAU OF COMMERCIAL SERVICES

Date Received MAY 2 5 2005	(FOR BUREAU USE ONLY)
	This document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the document.

FILED

MAY 2 5 2005

Administrator
BUREAU OF COMMERCIAL SERVICES

EXPIRATION DATE: DECEMBER 31, 2010

Name	CT Corporation
Address	30600 Telegraph Rd. Suite 2345 63650050 30
	Bingham Farms, MI 48025
City	State	Zip Code

Document will be returned to the name and address you enter above. If left blank document will be mailed to the registered office.

CERTIFICATE OF ASSUMED NAME
For use by Corporations, Limited Partnerships and Limited Liability Companies
(Please read information and instructions on reverse side)

Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), Act 162, Public Acts of 1982 (nonprofit corporations), Act 213, Public Acts of 1982 (limited partnerships), or Act 23, Public Acts of 1993 (limited liability companies), the corporation, limited partnership, or limited liability company in item one executes the following Certificate:

1. The name of the corporation, limited partnership, or limited liability company is:

   DaimlerChrysler Financial Services Americas LLC

2. The identification number assigned by the Bureau is: B1654L

3. The assumed name under which business is to be transacted is:

   DaimlerChrysler Truck Financial

4. This document is hereby signed as required by the Act.

COMPLETE ITEM 5 ON LAST PAGE IF THIS NAME IS ASSUMED BY MORE THAN ONE ENTITY.

Signed this 11th day of May, 2005

By [signature]
(Signature)

Paul E. Knauss — Manager
(Type or Print Name) (Type or Print Title or Capacity)

(Limited Partnerships Only - Indicate Name of General Partner if the General Partner is a corporation or other entity)

MI011 - 01/23/04 CT System Online

2125 1806.29 CP-Serv

GOLD SEAL APPEARS ONLY ON ORIGINAL

ScsawsoflteMZDS) MICHIGAN DEPARTMENT OF LABOR & ECONOMIC GROWTH BUREAU OF COMMERCIAL SERVICES DateRecelveaA/ l/jk/<FOR BUREAU USE ONLY)~ vrtu 1 -• Oflfll? ThfcJSocumera is effective on the fete filed, unless iUU3 a subsequent effective date within 90 days alterwr<V 1 Ki ?Q(15 [received date ia stated in the document iwv * u tuvw Nam86501212 S3 Ato&5ftSfWCT Corporation System aaSff^WiEWJBWSS 30600 Sfclegraph Road, Suite 2345 3£“SiteZipCode HTECTTVE PftTE: Bingham FarmsMI48025E]""fat<"[1] ** ** ™ mmMt “OTes OBCamMr31‘ Expiration date for transferred assunwi names appear In Item 7 Document wilt b» returned to tlw namo and address you antor above. If toft blank the document will be mailed to the registered office. CERTIFICATE OF MERGER For use by Limited Liability Companies (Please read information and instructions on last page) Pursuant to the provisions of Act 23, Public Acts of 1993, the uncfere/gwc/ limited liability companies execute thg following Cffrtfflcate of Merger 1. The name of each constituent limited liability company and their identification numbers are: DairaleiChrysler Services North America ULC B67433 DaimlerChrysler Financial Services Americas LLC B16.5"^^- 2. The name of the surviving limited liability company and its identification number is: DaimlerChrysler Financial Services Americas LLC BI6*T^[r]d- 3. Check one of the following: E There are no changes to be made to Hie Articles of Organization of the surviving limited liability company. D The amendments to the Articles, or a restatement of the Articles, of the surviving limited liability company to be effected by the merger are as follows: GOLD SEAL APPEARS ONLY ON ORIGINAL

4. other provisions with resp ect to the merger are as follows: 5. Complete only if an effective date is desired other than the date of filing. This date must be no more than 90 days after receipt of this document in this office. The merp^r shall be effective on the Jtf! davof Jamu°y . 2006 tat 12:01 a.m.) 6. The Plan of Merger was approved by the members of each constituent limited liability company in accordance with section 702(1). j 7. The merger is permitted by the law of the jurisdiction under whose law each foreign constituent company is organized and each foreign constituent company has complied with that law in effecting the merger. 8. The assumed names being transferred to continue for the remaining effective period of the Certificate of Assumed Name on file prior to the merger are: AssjjrnedjiamB LLC transferred from Expiration date Chrysler Financial 9. Nosutvivor name as new assumed names under which business is to be conducted are; Tliis Certificate Is hereby signed as required by Section 103 of the Act. Signed ^Jfifc day *X»~**’ . *» ‘ ___Signed this J^ day of ^!^f ....................................................................................... J£^_ DaimteChrysler Services North Americas LLC DaimlerChrysler Financial Services Americas LLC (Name or Limited Liability Company) ~(Name of Limited Liability Company) (Sgnahits of Manner, Managsr or Authorized Agent) (Signature of Member. Manager or Authorized Agent)
GOLD SEAL APPEARS ONLY ON ORIGINAL

BCS/CD-550m (Rev. 12/05)

MICHIGAN DEPARTMENT OF LABOR & ECONOMIC GROWTH
BUREAU OF COMMERCIAL SERVICES

Date Received	(FOR BUREAU USE ONLY)
MAR 2 7 2006	
	This document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the document.

FILED

MAR 2 8 2006

Administrator
BUREAU OF COMMERCIAL SERVICES

Name: CT Corporation System		6601285 SO
Address: 30600 Telegraph Road, Suite 2345		
City: Bingham Farms	State: MI	Zip Code: 48025

EFFECTIVE DATE: 3/31/06

Expiration date for new assumed names: December 31,

Expiration date for transferred assumed names appear in item 6

Document will be returned to the name and address you enter above
If left blank document will be mailed to the registered office.

CERTIFICATE OF MERGER

Cross Entity Merger for use by Profit Corporations, Limited Liability Companies and Limited Partnerships

Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), Act 23, Public Acts of 1993 (limited liability companies) and Act 213, Public Acts of 1982 (limited partnerships), the undersigned entities execute the following Certificate of Merger:

1. The Plan of Merger (Consolidation) is as follows:

a. The name of each constituent entity and its identification number is:

DaimlerChrysler Financial Services Americas LLC	B1654L
See Attachment A	

b. The name of the surviving (new) entity and its identification number is:

DaimlerChrysler Financial Services Americas LLC	B1654L

Corporations and Limited Liability Companies provide the street address of the survivor's principal place of business:

27777 Inkster Rd., Farmington Hills, MI 48334

2. (Complete only if an effective date is desired other than the date of filing. The date must be no more than 90 days after the receipt of this document in this office.)

(at 11:58 p.m.)

The merger (consolidation) shall be effective on the 31st day of March, 2006.

900.00 VSIPB 193590

GOLD SEAL APPEARS ONLY ON ORIGINAL

3. Complete for Profit Corporations only

For each constituent stock corporation, state:

Name of corporation	Designation and number of outstanding shares in each class or series	Indicate class or series of shares entitled to vote	Indicate class or series entitled to vote as a class
See Attachment A			

If the number of shares is subject to change prior to the effective date of the merger or consolidation, the manner in which the change may occur is as follows:

The manner and basis of converting shares are as follows:

Upon the effectiveness of this merger, all of the shares of the corporations listed on Attachment A will be cancelled for no consideration.

The amendments to the Articles, or a restatement of the Articles, of the surviving corporation to be effected by the merger are as follows:

N/A

The Plan of Merger will be furnished by the surviving profit corporation, on request and without cost, to any shareholder of any constituent profit corporation.

The merger is permitted by the state or country under whose law it is incorporated and each foreign corporation has complied with that law in effecting the merger.

(Complete either Section (a) or (b) for each corporation)

a) The Plan of Merger was approved by the majority consent of the incorporators of____________________, a Michigan corporation which has not commenced business, has not issued any shares, and has not elected a Board of Directors.

(Signature of Incorporator) (Type or Print Name) (Signature of Incorporator) (Type or Print Name)

(Signature of Incorporator) (Type or Print Name) (Signature of Incorporator) (Type or Print Name)

b) The plan of merger was approved by:

☐ the Board of Directors of____________________, the surviving Michigan corporation, without approval of the shareholders in accordance with Section 703a of the Act.

☐ the Board of Directors and the shareholders of the following Michigan corporation(s) in accordance with Section 703a of the Act.

By____________________
(Signature of Authorized Officer or Agent)

(Type or print name)

(Name of Corporation)

By____________________
(Signature of Authorized Officer or Agent)

(Type or print name)

(Name of Corporation)

GOLD SEAL APPEARS ONLY ON ORIGINAL

4. Complete for any Limited Liability Companies onjy ChecK one of the fallowing if the limited lteb)% company is the survivor. C9 There are no changes to be made to the Articles of Organization of the surviving limited liabBity company. D The amendments to trie Articles, or a restatement of the Articles, of the surviving limited liability company to be effected by the merger ere as follows: Trie manner and basis of converting the membership interests are as fotows: The membership interests in Daimlerdirysler Financial Services Americas ILC will be unaffected by the merger. The Plan of Merger was approved by the members of each constituent limited liability company in accordance with section 702(1). The Plan of Merger was approved by the members of each domestic limited liability company in accordance with section ,705a(5) and by each constituent business organization In the manner provided by the tews of the jurisdiction in which it is organized. For each limited liability company involved in the merger, this document is signed in accordance with Section 103 of die Act. or Auhotad Ajort) Haaager cwxty) DaimlerChrysler Financial Services Americas LLC X Name of this day of, SEAL APPEARS ONLY ON ORIGINAL

Attachment A 1. The Plan of Merger (Consolidation) is as follows a. The name of each constituent entity and its identification number is: EFH Leasing Corporation Fresno Biomass Power Corporation Jasmin EOR Cogeaeration Corporation POSO EOR Cogencration Corporation Rocklin Biomass Power Corporation Sovereign Crest Properties, Inc. 3. Complete for Profit Corporations only For each constituent stock corporation, state Name of Corporation Designation and Indicate class or Indicate class or number of scries of shares series entitled to rate outstanding shares in entitled to vote as a class each class or series EFH Leasing Corporation Common/l,DOO NA NA Fresno Biomass Power Corporation Common/100 NA NA Jasmin EOR Cogeneration Corporation Common/100 NA NA POSO EOR Cogeneration Corporation Common/I 00 NA NA Rocklin Biomass Power Corporation Common/100 NA NA Sovereign Crest Properties, be. Common/lOO NA NA

MICHIGAN DEPARTMENT OF LABOR & ECONOMIC GROWTH BUREAU OF COMMERCIAL SERVICES [ Date Received T (FOR BUREAU USE WILY) wled This document Is effective on the date filed, unless a subsequent effective date within SO days after received MAR 2 Q date b stated h the document007 6888340 SO BftfiT CT Corporation System Address 30600 Telegraph Rd ste. OS site apcSdT effective date r?/?//fr 7 Bingham Farms, MI 48025 iratlon^eta-newassuBriarfnatnearpflcemberSI, 1 — 1 Expiration date forlransfefred assumed nameaappearin Berne % Ooeument will be returned to the name and address you onter above If left blank document will be mailed to the registered office. CERTIFICATE OF MERGER Cross Entity Merger for use by Profit Corporations, Limited Liability Companies and Limited Partnerships Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporafionsj, Act 23, Public Acts of 1993 (Bmited liability companies) and Act 213, Public Acts of 1982 (limited partnerships), the undersigned entitles execute the Certificate of Merger. 1. The Plan of Merger (Consolidation) ia as follows: a. The name of each constituent entity and its identification number is: DaimlerCtaysler Financial Services Americas LLC B1654L See Attachment A b. The name of the surviving (new) entity and its identification .number is: DaiinlerChrysler Financial Services Americas LLC B1654L Corporations and Limited Liability Companies provide the street address of the survivor’s principal place of business: 27777 Inkster Rd, Farmington Hills, MI 48334 2. desired other than the date of filing. The data must be no more than 90 days after &3^Hrri%nt in this office.) (at 11:58 p.m.) asfefi)j|hall be effective on the GOLD SEAL APPEARS ONLY ON ORIGINAL

Attachment A 1. The Plan of Merger (Consolidation) is as follows a. The name of each constitoent entity and its identification number is: Elspeth Pacific, Inc. Chrysler Meadowcroft Corporation Whitewater Holdings, Inc. 3. Complete for Profit Corporations only For each constituent stock corporation, state Name of Corporation Designation and Indicate class or Indicate class or number of series of shares series entitled to rate outstanding shares in entitled to vote as a class each class or series

3. Complete for Profit Corporations only For each constituent stock corporation, state: Designation and number of outstanding Indicate class or Indicate class or Name of corporation shares in each classseries of shares series entitled or series entitled to vote to vote as a class See Attachment A If the number of shares Is subject to change prior to the effective date of the merger or consolidation, the manner in which the change may occur Is as follows: manner and basis of converting shares are as follows: Upon the effectiveness of this merger, all of the shares of the corporations listed on Attachment A will be canceled for no consideration. The amendments to the Articles, or a restatement of the Articles, of the surviving corporation to be effected by the merger are as follows: N/A The Plan of Merger wlB be furnished by the surviving profit corporation, on request and without cost, to any shareholder of any constituent profit corporation. ___.___. ___ The merger is permitted by the state or country under whose law ft is incorporated and each foreign corporation has complied with that law In effecting the merger. (Complete either Section (a) or (b) for each corporation) a) The Plan of Merger was approved by the majority consent of the Incorporators of - a Michigan corporation which has not commenced business, has not issued any shares, and has not elected a Board of Directors. (Signature of hooporator) (TypeorPrintName) (Signaturatflnoorporator) (Typs or Print Name) (Signatureoflncoiporator) (TypeorPrlntName) (Sgratufeoflijcorporalor} (Type or Print Name) The plan of merger was approved by. corporation, without approval of trie shareholders In accordance with Section 703a of the Act D the Board of Directors and the shareholders of tfw foftowing Michigan caporatton(s) In accordance with SecSon 703a of the Act.

4. Complete forany Limited Liability Companies only Check one of the following If the limited liability company is the survivor. d There are no changes to be made to the Articles of Organization of the surviving limited liability company. D The amendments to the Articles, or a restatement of the Articles, of the surviving limited liability company to be effected by the merger are as follows: The manner and basis of converting the membership interests are as follows: The membership Interests In Daimler-Chrysler FlnancTal Services Americas LUC will be unaffected by the merger. The Plan of Merger was approved by the members of each constituent limited liability company in accordance with section 702(1). The Plan of Merger was approved by the members of each domestic limited liability company in accordance with section 705a(5) and by each constituent business organization in the manner provided by the laws of the jurisdiction in which it is organized. For each limited liability company involved in the merger, this document is signed in accordance with Section 103 of the

MICHIGAN DEPARTMENT OF LABOR &ECONOMIC GROWTH BUREAU OF COMMERCIAL SERVICES Date Received (FOR BUREAU USE ONLY) FILED This document is effective on the date filed, unless a subsequent effective date within 90 days after received date Is stated in the document. FEB 01 2008 Name 7065504 SO Administrator CT Corporation System BUREAU OF COMMERCIAL SERVICES Address 208 South Lasalle Street, suite 814 . City State Zip Code Chicago IL 60604 EFFECTIVE DATE: Document will be returned to the name and address you enter above. If left blank document will be mailed to the registered office. CERTIFICATE OF TERMINATION OF ASSUMED NAME For use by Corporations, Limited Partnerships and Limited Liability Companies (Please read Information and Instructions on reverse side) Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), Act 162. Public Acts of 1982 (nonprofit corporations), Act 213, Public Acts of 1982 (limited partnerships). or Act 23. Public Act’s of 1993 (Limited liability companies), the corporation, limited partnership. or limited liability company in item one executes the following Certificate: 1. The name of the corporation; limited partnership, or limited liability company is: DaimlerCbrysler Financial Services Americas LLC 2. The identification number assigned by the Bureau is: B1654L 3. The assumed name to be terminated is: Mercedes-Benz Financial 4. The Certificate of Assumed Name filed on the 4th day of May, 2005 is hereby terminated. 5. This document is hereby signed as required by the Act. 2007 Signed this 15th day of November, 2007 By /s/ Thomas F. Gilman Signature Thomas F. Gilman Manager (Type or print name) (Type or Print Title or Capacity) (Limited Partnerships Only — Indicate Name of General Partner if the General Partner is a corporation or other entity) GOLD SEAL APPEARS ONLY ON ORIGINAL

MICHIGAN DEPARTMENT OF LABOR & ECONOMIC GROWTH BUREAU OF COMMERCIAL SERVICES Document will be relumed to the namo and address ou enter above. If left blank document will be mailed to the registered office. CERTIFICATE OF TERMINATION OF ASSUMED NAME For use by Corporations, Limited Partnerships and Limited Liability Companies [Please read information and instructions on reverse side) Pursuant to the provisions of Act 284, Public Ads of 1972 (profit corporations). Act 182, Public Acts of 1982 (nonprofit corporations), Act 213, Public Acts of 1982 (limited partnerships), of Act 23, Public Acts of 1993 (limited HaWify companies), the corporation, limited partnership, or limited liability company, in gem one executes the following Certfficate; 1. The name of tha corporation, limited partnership, or limited liability company is; DainjIerCbrysler Financial Services Americas LLC 2. The identification number assigned by the Bureau is: B1654L 3. The assumed name to be terminated is: DatmlerChrysler Truck Financial 4. The Certificate of Assumed Name flted on Hie 25ttt ___day of May . 2005 \ s hereby terminated. 5. This document is hereby signed as required by the Act.

Michigan Department of Labor & Economic Growth
Filing Endorsement
This is to Certify that the CERTIFICATE OF AMENDMENT TO THE ARTICLES OF ORG.
for
CHRYSLER FINANCIAL SERVICES AMERICAS LLC
ID NUMBER: B1654L
received by facsimile transmission on October 14, 2008 is hereby endorsed Filed on October 14, 2008 by the Administrator.
The document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the document.

Sent by Facsimile Transmission 08288	In testimony whereof, I have hereunto set my
hand and affixed the Seal of the Department,
in the City of Lansing, this 14TH day
of October, 2008.
, Director
Bureau of Commercial Services

10/14/2008 4:28:08 PM FAXCOM PAGE 3 OF 3 10/14/2008 14:00 8002800815 CT PAGE 02/02 Bcsco-718 (fun. n?mi ‘ , . MICHIGAN DEPARTMENT OF CONSUMER & INDUSTRY SERVICESBUREAU OF COMMERCIAL SERVICES Date Received I ~ “ <TOR BUREAU USE ONLY) “~~” This document is affective on the date fifed, unless 3 subsequent effective data within 90 days after revived date te slated in the document Name Address “ City ~ ” State~ ZipCode_^.___^^^___l^^^___^___—___.^___^-___ EITECnVEDAT& •^ Document will be returned to ttm name and address you enter above. # If left blank document will be mailed to tn» registered office. CERTIFICATE OF AMENDMENT TO THE ARTICLES OF ORGANIZATION For use by Limited Liability Companies (Plaase read information and instructions on reverse side) Pursuant to the provisions of Act 23, Public Acts of 1993, the undersigned limited liability company executes thefollowing Certificate of Amendment; 1. The present ngme of the limited liability company is: DaimlciChrvslet Financial Services Americas ILC ___, The identification number assigned by the Bureau is: ,,. ,,.•, The date of filing of Ha original Articles of Organization was: 3-18-2005 Article J of the Articles of Organization is hereby amended to read as follows: The name of the limited liability company is Chrysler Financial Services Americas LLC 5. Q The amendment was approved by a majority in interest If an operating agreement authorizes amendment of the articles of organization ijy majority vote. 0 The amendment was approved by unanimous vote of aH of the members entitled to vote. This Certificate Is hereby signed as required by Section 103 of the Act, B^^Jj^^ Ode far ^co^’ / “~"~ IBlBnatumrf Mmttir, MWMBer.O’JitjIIWSKIaOff’H “ Thomas F. pilrnan, Manager _,_^ |Ty<* a Pm mum mid apKftv) MHWi — HiAl/nj f. T S^tnm Online 10/14/2008 3:09PM